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    As filed with the Securities and Exchange Commission on October 15, 1998



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                October 14, 1998
                                ----------------


                            FIRST CHARTER CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


North Carolina                    0-15829                      56-1355866
--------------------------------------------------------------------------------
(State or other                 (Commission                  (IRS Employer
jurisdiction of                 File Number)               Identification No.)
incorporation)

           22 Union Street, North, Concord, North Carolina 28026-0228
--------------------------------------------------------------------------------
        (Addresses, including zip codes, of principal executive offices)

                                 (704) 786-3300
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              (Registrant's telephone number, including area code)


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Item 5  Other Events.

         On October 14, 1998, First Charter Corporation the registrant (the "Registrant") announced financial results for both the nine and three month periods ended September 30, 1998. Also on October 14, 1998, the Registrant announced a 13.3% increase in its fourth quarter dividend to $.17 per share from $.15 per share. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7  Financial Statements and Exhibits

         (c)      The following exhibits are filed herewith:


Exhibit No.       Description
-----------       -----------

      99.1 News release disseminated on October 14, 1998 by First Charter Corporation



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        FIRST CHARTER CORPORATION


                                     By:  /s/ Lawrence M. Kimbrough
                                          -------------------------------------
                                          Lawrence M. Kimbrough
                                          President and Chief Executive Officer

Dated:  October 15, 1998



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                                  EXHIBIT INDEX


Exhibit No.       Description                                   Sequential Page
-----------       -----------                                   No.
                                                                ----------------
99.1              News Release disseminated on October 14,
                  1998 by First Charter Corporation.